UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 9, 2004


                        MICRONETICS, INC.
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 (Exact name of registrant as specified in its charter)


Delaware                         0-17966       22-2063614
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(State or other jurisdiction  (Commission   (IRS Employer
of incorporation)              File Number)  Identification No.)


26 Hampshire Drive    Hudson,   NH                   03051
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(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:(603)883-2900
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(Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 5- Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

On September 9, 2004, the Board of Directors of Micronetics, Inc. (the "Company") appointed Gerrald Hattori a member of the Board of Directors of the Company. In 2000, Mr. Hattori founded Evolution Management, Inc., a private business advisory and strategic planning consulting firm, where he is currently employed. Prior to 2000 from February 1999 until July 2000, Mr. Hattori was Vice-President and Chief Financial Officer, Treasurer and Secretary of Airnet Communications Corporation, a publicly-traded company which manufactures wireless telecommunications infrastructure equipment. Mr. Hattori has been a member of the Board of Directors of Airnet Communications since February 2003. From September 1996 until February 1999, Mr. Hattori was Vice President of Finance, Chief Financial Officer and Treasurer of Nexar Technologies, Inc., a personal computer manufacturer which filed for bankruptcy protection in December 1998.



                          SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MICRONETICS, INC.



Dated: September 9, 2004   By:/s/David Robbins
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                           David Robbins, President